                                                                EXHIBIT NO. 99.5

                        MARKETING COORDINATION AGREEMENT

     THIS MARKETING COORDINATION AGREEMENT is entered into as of the 1st day of January 1998 by and among Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), a Delaware corporation, Clarendon Insurance Agency, Inc. ("Clarendon"), a Massachusetts corporation, and MFS Fund Distributors, Inc. ("MFD"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS Sun Life (U.S.) proposes to issue and offer for sale certain Insurance and Annuity Contracts (the "Plans"), some of which are and others of which are not deemed to be securities under the Securities Act of 1933, as amended; and

     WHEREAS, Clarendon is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS Clarendon proposes to serve as general distributor with respect to these Plans; and

     WHEREAS, MFD is registered as a broker-dealer with the SEC under the 1934 Act and is a member of the NASD; and

     WHEREAS MFD proposes to assist Clarendon by coordinating the marketing of the Plans.

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by all parties, the parties hereto agree as follows:

                                  I. THE PLANS

     A. TYPE OF PLANS

     The Plans issued by Sun Life (U.S.) to which this Agreement applies are listed in Exhibit A. Exhibit A may be amended from time to time as agreed upon by Sun Life (U.S.), Clarendon and MFD.

     B. SUSPENSION/RESTRICTION

     Sun Life (U.S.) may, at its sole discretion, suspend or restrict in any manner the sale or method of distribution of all or any of the Plans, including sales by all or any individuals licensed to sell Sun Life (U.S.)'s products. If any suspension or restriction is required by any regulatory authority having appropriate jurisdiction, written notice shall be given to Clarendon and MFD immediately upon receipt by Sun Life (U.S.) of notice of such required suspension or restriction.

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In all other cases, Sun Life (U.S.) will provide at least thirty (30) days'
prior written notice to Clarendon and MFD of any such suspension or restriction.

     C. PLAN CHANGES

     Sun Life (U.S.) may, at its sole discretion, amend, add or delete features of any or all of the Plans. In the event of any such amendment, addition or deletion, Sun Life (U.S.) will provide written notice of such change to Clarendon and MFD. If the change is required by any regulatory authority having appropriate jurisdiction, written notice shall be given to Clarendon and MFD immediately upon receipt by Sun Life (U.S.) of notice of such required change. In all other cases, written notice shall be given to Clarendon and MFD at least thirty (30) days prior to the effective date of such change.

        II. MARKETING COORDINATION AND SALES ADMINISTRATION

     A. DISTRIBUTION AGREEMENTS

     Clarendon will distribute the Plans pursuant to one of four different standard types of agreements with financial intermediaries (collectively referred to as "Distribution Agreements"). Copies of the Distribution Agreements are attached as Exhibits B, C, D and E, respectively. Clarendon shall negotiate all Distribution Agreements on behalf of Sun Life (U.S.) and all such Distribution Agreements shall be substantially in the form of the Distribution Agreements attached as Exhibits B, C, D and E, respectively, unless otherwise agreed by Sun Life (U.S.). No Commission Schedule attached to any Distribution Agreement may provide for commission payments in excess of specified maximums established from time to time by Sun Life (U.S.). Clarendon shall retain copies of all executed Distribution Agreements and all correspondence, memoranda and other documents relating to the Distribution Agreements.

     B. AGENTS

     1. APPOINTMENT AND TERMINATION OF AGENTS

     (a) Sun Life (U.S.) hereby designates Clarendon as its agent to appoint and dismiss individuals as agents of Sun Life (U.S.) in those jurisdictions in which Sun Life (U.S.) transacts an insurance business. Sun Life (U.S.) reserves the right to terminate any and all such designations by Clarendon as its agent and will provide written notice of any such termination to Clarendon and MFD concurrently with notice to the particular regulatory authority.

     (b) Appointments and/or dismissals of individuals as agents of Sun Life (U.S.) shall be made on forms supplied by regulatory authorities having jurisdiction or by Sun Life (U.S.), as the case may be. All such appointments and dismissals shall be subject to all applicable laws, rules and regulations and to such written instructions and rules as Sun Life (U.S.) may establish from time to time and provide to Clarendon. Clarendon shall retain copies of all completed forms appointing and/or dismissing agents and all related correspondence, memoranda and other documents.

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     (c) Clarendon shall prepare a Licensing and Appointment Guide which will set forth the then current requirements for licensing and appointment of agents in those jurisdictions where Sun Life (U.S.) transacts an insurance business. Sun Life (U.S.) shall approve the Guide and also prepare periodic updates of the Guide.

     (d) Clarendon shall maintain current lists of agents of Sun Life (U.S.) which it has appointed.

     (e) Sun Life (U.S.) shall pay all necessary licensing and appointment fees (initial and renewal) and other expenses of any type incurred by Clarendon with respect to Clarendon's licensing and appointment of individuals as general agents or agents of Sun Life (U.S.).

     (f) Clarendon shall be responsible for determining that any individual soliciting applications for Plans is: (i) properly licensed with state insurance regulatory authorities; (ii) appointed as an agent of Sun Life (U.S.); (iii) properly licensed, to the extent necessary, under all applicable securities laws; (iv) associated as a registered representative with a broker-dealer registered under the 1934 Act and a NASD member and which has executed a Distribution Agreement (in the case of Plans which are deemed to be securities under the 1934 Act); and (v) covered by a fidelity bond which provides for claim payments to be made to Sun Life (U.S.).

     2. TRAINING OF AGENTS/REGISTERED REPRESENTATIVES

     MFD shall assist Clarendon in training agents of Sun Life (U.S.) which have been appointed by Clarendon to solicit applications for the Plans.

     3. SUPERVISION OF AGENTS/REGISTERED REPRESENTATIVES

     Clarendon shall coordinate the supervision of agents of Sun Life (U.S.) associated with broker-dealers in connection with the offering and sale of the Plans. Clarendon will establish such rules and procedures as may be necessary to insure proper supervision of the agents/registered representatives.

     4. SALES ASSISTANCE TO AGENTS/REGISTERED REPRESENTATIVES

     MFD shall provide sales assistance to agents of Sun Life (U.S.) who have been appointed by Clarendon. This sales assistance shall include, without limitation, assistance from MFD's field representatives as well as from MFD's home office personnel. MFD shall also prepare sales promotional programs for the Plans and assist the agents in utilizing such programs. In addition, MFD shall provide agents with sufficient quantities of sales promotional materials, sample Plans, applications and any necessary service forms.

     5. PAYMENT OF COMMISSIONS TO AGENTS/REGISTERED REPRESENTATIVES

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     All commission payments required to be made pursuant to the Distribution
     Agreements shall be made by Clarendon, as agent for Sun Life (U.S.), or by Sun Life (U.S.). If such payments are made by Clarendon, Sun Life (U.S.) will fund a commission account which Clarendon may draw upon to make these payments.

     C. SALES MATERIAL AND OTHER DOCUMENTS

     1. MFD'S RESPONSIBILITIES.

     MFD shall be responsible for the design, preparation and printing of all promotional material to be used in the distribution of the Plans.

     2. SUN LIFE (U.S.)'S RESPONSIBILITIES

     (a) Sun Life (U.S.) shall provide Clarendon and MFD with applications and sample Plans for sales training purposes, all in sufficient quantities for use by agents.

     (b) Sun Life (U.S.) shall be responsible for the approval of promotional material by state and other local insurance regulatory authorities.

     3. SUN LIFE (U.S.)'S RIGHT TO APPROVE

     Sun Life (U.S.) shall have the right to review and approve or disapprove sales promotional material proposed by MFD or in use and reserves the right to require modification of any such material or forms to comply with applicable laws, rules and regulations.

     D. ADVERTISING

     MFD shall not print, publish or distribute any advertisements, circulars or other documents relating to the Plans or to Sun Life (U.S.) unless such advertisement, circular or document shall have been approved in writing by Sun Life (U.S.). Neither Sun Life (U.S.) nor any of its agents or affiliates shall print, publish or distribute any advertisement, circular or other document relating to the Plans or to MFD unless such advertisement, circular or document shall have been approved in writing by MFD. However, nothing herein shall prohibit any person from advertising annuities in general or on a generic basis.

     E. SALES RECORDS; PRODUCTION REPORTS

     Clarendon, or Sun Life (U.S.) as agent for Clarendon, shall prepare and maintain sales records, production data and production reports and such other reports and materials relative to the marketing and distribution of Plans as may be necessary or appropriate in the furtherance of Sun Life (U.S.)'s insurance business.

                        III. ADMINISTRATION OF THE PLANS

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     A. APPOINTMENT AND DUTIES OF PLAN ADMINISTRATOR

     Clarendon is hereby appointed by Sun Life (U.S.) as Plan Administrator with respect to the sale and servicing of Plans. Clarendon shall be responsible as Plan Administrator for performing in a timely and proper manner those administrative functions as may be allocated to it from time to time by Sun Life (U.S.). Clarendon shall perform all such functions in accordance with such administrative standards, practices and procedures as may be established from time to time by Sun Life (U.S.). Clarendon may delegate some or all of its Plan Administration duties to Sun Life (U.S.) or to any affiliate of Sun Life (U.S.).

     B. PLAN FORMS AND APPLICATIONS

     Sun Life (U.S.) shall be responsible for the design, preparation and printing of Plans, applications for Plans and forms becoming part of the Plans, and shall provide MFD with Plans and other necessary forms in sufficient quantities for issuance to Plan owners.

     C. SERVICE FORMS

     Clarendon shall be responsible for the design, printing and approval of service forms not included under B above, which the parties jointly determine to be necessary in conjunction with the sale or servicing of the Plans. Clarendon agrees to provide Sun Life (U.S.) with copies of all service forms prior to their initial use, and to amend or change any such form upon request by Sun Life (U.S.).

                                IV. COMPENSATION

     A. AMOUNT AND TIME OF PAYMENT

     For performing the marketing coordination services set forth in this Agreement, MFD will be compensated by Sun Life (U.S.) as set forth in the attached Exhibit F - Schedule of Fees. Sun Life (U.S.) will pay all compensation due to MFD hereunder on a monthly basis, in accordance with such Schedule of Fees.

     B. CHANGES IN COMPENSATION

     Compensation payable under this Agreement may be increased or decreased to reflect any changes in MFD's marketing coordination responsibilities. The Schedule of Fees may be amended or changed only upon mutual agreement of the parties as to amount and effective date.

     C. INDEBTEDNESS

     Nothing in this Agreement shall be construed as giving MFD the right to incur any indebtedness on behalf of Sun Life (U.S.). However, Sun Life (U.S.) may offset amounts owed it by MFD under this Agreement against amounts payable to MFD for any reason; and MFD may offset amounts owed to it by Sun Life (U.S.) under this Agreement against any amounts payable to Sun Life (U.S.) for any reason.

                                        5
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                               V. OTHER PROVISIONS

     A. PRODUCT DEVELOPMENT

     MFD and Clarendon shall assist Sun Life (U.S.) in the design and development of life insurance and annuity products for distribution pursuant to the Distribution Agreements. This assistance shall include conducting market research studies as reasonably requested by Sun Life (U.S.), providing consulting services with respect to product design, and assisting in the development of sales training, sales promotional and advertising material relating to new insurance and annuity products. MFD and Clarendon acknowledge that all such studies and materials are the property of Sun Life (U.S.).

     B. OWNERSHIP OF BUSINESS RECORDS

     Sun Life (U.S.) shall own all Plan records, tax records, payment records, Plan descriptions, appointment records, agents lists and other similar Plan records maintained by Clarendon, either on paper or in machine-readable form, pertaining to the duties and responsibilities of Clarendon and MFD under this Agreement. Such records shall be delivered to Sun Life (U.S.) promptly after Sun's reasonable request therefor. Clarendon will maintain all records and accounts in accordance with Sun Life (U.S.)'s standards or requirements, as communicated from time to time by Sun Life (U.S.) to Clarendon, or otherwise in accordance with generally accepted industry procedures. At Sun Life (U.S.)'s reasonable request, Clarendon will make any such records available to Sun Life (U.S.)'s auditors or to any governmental authority having jurisdiction over Sun Life (U.S.).

     C. APPROVAL OF PRACTICES AND PROCEDURES

     Sun Life (U.S.) shall have the right to review and approve the standards, practices and procedures utilized by Clarendon and MFD in fulfilling their respective obligations under the Agreement. Sun Life (U.S.) reserves the right, from time to time, to prescribe reasonable rules and regulations respecting the conduct of the business covered hereby.

     D. COMPLAINTS

     1. Clarendon and MFD shall immediately forward to Sun Life (U.S.) any complaints received by them relating to any Plan.

     2. In the case of complaints or inquiries relating to the Plans distributed pursuant to the Distribution Agreements, Sun Life (U.S.) may, at its option, request Clarendon or MFD to investigate and/or respond to such complaints or inquiries. In such instances, Clarendon or MFD, as applicable, shall promptly forward to Sun Life (U.S.) copies of all material relating to such investigations and/or responses.

     E. LIMITATIONS ON AUTHORITY

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     MFD and Clarendon shall have authority only as expressly granted in this
Agreement. No party to this Agreement shall enter into any proceeding in a court of law or before a regulatory agency in the name of any other party, without the express written consent of that party. If any legal or administrative proceedings are commenced against any party arising out of the obligations, duties or services performed under this Agreement by any third party or any federal, state or other governmental or regulatory authority, that party, as the case may be, shall immediately notify the other parties of this fact.

                             VI. GENERAL PROVISIONS

     A. WAIVER

     Failure of any party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

     B. BOND

     Clarendon will maintain whatever bond as may be required by Sun Life (U.S.), and such bond shall be of a type and amount and issued by a reputable company, all as approved by Sun Life (U.S.).

     C. BINDING EFFECT; ENTIRE AGREEMENT

     This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective successors and assigns. This Agreement, including all Exhibits and Schedules hereto, constitutes the sole and entire understanding of the parties with respect to the marketing coordination services to be provided by MFD with respect to the Plans and supersedes all prior oral or written agreements between or among the parties with respect to such services.

     D. INDEMNIFICATION

     Each party hereby agrees to release, indemnify and hold harmless the other parties, and their respective affiliates, officers, directors, employees, agents and representatives, from and against any claims or liabilities to third parties to the extent resulting from such party's breach of this Agreement.

     E. NOTICES

     All notices, requests, demands and other communication under this Agreement shall be in writing, and shall be deemed to have been given on the date of service if served personally on the party to whom notice is to be given, or on the date of mailing, if sent by First Class Mail, Registered or Certified, postage prepaid and properly addressed as follows:

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     TO SUN LIFE (U.S.):
      Sun Life Assurance Company of Canada (U.S.)
      One Sun Life Executive Park
      Wellesley Hills, Massachusetts 02181
      ATTENTION: ROBERT P. VROLYK

     TO MFD:
      MFS Fund Distributors, Inc.
      500 Boylston Street
      Boston, Massachusetts 02116
      ATTENTION: WILLIAM W. SCOTT, JR.

     TO CLARENDON:
      c/o Sun Life Assurance Company of Canada (U.S.)
          One Sun Life Executive Park
          Wellesley Hills, Massachusetts 02181
          ATTENTION: ROBERT P. VROLYK

     F. GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     G. COMPLIANCE

     All parties agree to observe and comply with all applicable federal, state and local laws, rules and regulations.

     H. TERMINATION

     This Agreement may be terminated by any of the parties upon sixty (60) days' prior written notice to the other parties or upon 30 days written notice to the other parties in the event of a material breach of any provision of this Agreement.

     In WITNESS WHEREOF, each of the undersigned parties has executed this Agreement, by its duly authorized officers, as of the date first set forth above.

                               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               By:
                                   ----------------------------------------
                                   Name:

                                        8
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                                   Title:

                               By:
                                   ----------------------------------------
                                   Name:
                                   Title:

                               CLARENDON INSURANCE AGENCY, INC.

                               By:
                                   ----------------------------------------
                                   Name:
                                   Title:

                               MFS FUND DISTRIBUTORS, INC.

                               By:
                                   ----------------------------------------
                                   Name:
                                   Title:

                                        9
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                                    EXHIBIT A

                     LIST OF PLANS ISSUED BY SUN LIFE (U.S.)

                     Regatta Gold (U.S.)
                     Regatta Classic (U.S.)

                     Regatta (NY)
                     Regatta Gold (NY)

                     Compass I (U.S.)
                     Compass II (U.S.)
                     Compass III (U.S.)

                     Compass I (NY)
                     Compass II (NY)
                     Compass III (NY)

                     Compass Group (U.S.)

                     Horizon I (U.S.)
                     Horizon Plus (U.S.)
                     Horizon V (U.S.)

                     Horizon Plus (NY)

                     Regatta Q

                     Spectrum (Nationwide)

                     Select (Northwestern Mutual Life)

                                       10
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                                    EXHIBIT B

              FORM OF SALES OPERATIONS AND GENERAL AGENTS AGREEMENT

                                [to be attached]

                                    EXHIBIT C

             FORM OF BROKER-DEALER SUPERVISORY AND SERVICE AGREEMENT

                                [to be attached]

                                    EXHIBIT D

              FORM OF REGISTERED REPRESENTATIVE'S AGENTS AGREEMENT

                                [to be attached]

                                    EXHIBIT E

                        FORM OF GENERAL AGENTS AGREEMENT

                                [to be attached]

                                       11
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                                    EXHIBIT F

                                SCHEDULE OF FEES

                                [to be attached]

                                       12
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                                   EXHIBIT A

                    LIST OF PLANS ISSUED BY SUN LIFE (U.S.)

                              Regatta Gold (U.S.)
                             Regatta Classic (U.S.)

                                Compass I (U.S.)
                               Compass II (U.S.)
                               Compass III (U.S.)

                              Compass Group (U.S.)

                                Horizon I (U.S.)
                              Horizon Plus (U.S.)
                                Horizon V (U.S.)

                                   Regatta Q

                                       13
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                                    EXHIBIT A

                        GENERAL LETTER OF RECOMMENDATION

     GENERAL AGENT hereby certifies to Sun Life of Canada (U.S.) that all the following requirements will be fulfilled in conjunction with the submission of licensing/appointment papers for all applicants as agents of Sun Life of Canada (U.S.) submitted by GENERAL AGENT, GENERAL ATENT will, upon request, forward proof of compliance with same to Sun Life of Canada (U.S.) in a timely manner.

     1. We have made a thorough and diligent inquiry and investigation relative to each applicant's identify, residence and business reputation and declare that each applicant is personally known to us, has been examined by us, is known to be of good moral character, has a good business reputation, is reliable, is financially responsible and is worthy of a license. Each individual is trustworthy, competent and qualified to act as an agent for Sun Life of Canada (U.S.) to hold himself out in good faith to the general public. We vouch for each applicant.

     2. We have on file a B-300, B-301, or U-4 form which was completed by each applicant. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative through our NASD member firm, and each applicant is presently registered as an NASD registered representative.

         The above information in our files indicates no fact or condition which would disqualify the applicant from receiving a license and all the findings of all investigative information is favorable.

     3. We certify that all educational requirements have been met for the specific state each applicant is requesting a license in, and that, all such persons have fulfilled the appropriate examination, education and training requirements.

     4. If the applicant is required to submit his picture, his signature, and securities registration in the state in which he is applying for a license, we certify that those items forwarded to Sun Life of Canada (U.S.) are those of the applicant and the securities registration is a true copy of the original.

     5. We hereby warrant that the applicant is not applying for a license with Sun Life of Canada (U.S.) in order to place insurance chiefly and solely on his life or property, lives or property of his relatives, or property or liability of his associates.

     6. We certify that each applicant will receive close and adequate supervision, and that we will make inspection when needed of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

     7. We will not permit any applicant to transact insurance as an agent until duly licensed therefore. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as an agent in any capacity, and they will not be so permitted until the certificate of authority or license applied for is received.

                                       14
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TYPE 1                                                                 EXHIBIT B

ONE SIGNED AND AUTHORIZED COPY OF THIS AGREEMENT,
PLUS A FULLY COMPLETED COMMISSION SCHEDULE SHOULD
BE RETURNED TO:

SUN LIFE ANNUITY SERVICE CENTER
P.O. BOX 1024
BOSTON, MA 02103

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
        A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada

          EXECUTIVE OFFICE:                       HOME OFFICE:                ANNUITY SERVICE MAILING ADDRESS:
          ONE SUN LIFE EXECUTIVE PARK             WILMINGTON, DELAWARE        SUN LIFE ANNUITY
          WELLESLEY HILLS, MASSACHUSETTS 02181                                SERVICE CENTER
                                                                              P.O. BOX 1024
                                                                              BOSTON, MASSACHUSETTS 02103

                  SALES OPERATIONS AND GENERAL AGENT AGREEMENT

     AGREEMENT by and between Sun Life Assurance Company of Canada (U.S.) (hereinafter referred to as Sun Life of Canada (U.S., a Delaware Corporation; Clarendon Insurance Agency, Inc. (hereinafter referred to as Clarendon), a registered broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers Inc.; and ______________________(hereinafter referred to as Broker-dealer), also a registered broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934 and a member of the National Association of Securities Dealers Inc.; and ______________________(hereinafter referred to as the General Agent), as follows:

                                  I WITNESSETH

     WHEREAS, Sun Life of Canada (U.S.) has agreed with General Agent to have General Agent's insurance agents (herein-after referred to as sub-agents) solicit and sell those certain Insurance and Annuity Plans, more particularly described in this Agreement; and, because certain of said Plans may be deemed to be securities under the Securities Act of 1933 and applicable state laws, Sun Life of Canada (U.S.) desires that the sub-agents be associated with Broker-dealer and Broker-dealer hereby covenants that each such sub-agent is registered as its registered representative with the National Association of Securities Dealers Inc. (hereinafter referred to as NASD) and may engage in the offer or sale of such of the Plans which constitute a security under federal or state law; and

     WHEREAS, Sun Life of Canada (U.S.) has agreed with Clarendon that Clarendon shall be responsible for the training and supervision of such sub-agents, with respect to the solicitation and offer or sale of any of said Plans which constitute a security under federal and state law, and also for the training and supervision of any other "persons associated" with Broker-dealer who are engaged directly or indirectly therewith; and Clarendon wishes to, and hereby does, delegate, to the extent legally permitted, said supervisory duties to Broker-dealer, who hereby agrees to accept such delegation; and

     WHEREAS, Sun Life of Canada (U.S.) has agreed with General Agent that General Agent will limit solicitations to those jurisdictions where it has been duly licensed to solicit sales of life insurance policies, fixed annuity, and variable annuity contracts and General Agent agrees to provide Sun Life of Canada (U.S.) with a list of such jurisdictions and agrees further to notify Sun Life of Canada (U.S.) of any change to such list; and General Agent hereby agrees that General Agent shall be responsible for the training and supervision of such sub-agents with respect to the solicitation and sale of any of said Plans which are regulated by the jurisdiction's insurance department or similar regulatory agency; and

     WHEREAS, Sun Life of Canada (U.S.) has established life insurance and annuity plans for use with groups and for individuals and Sun Life of Canada (U.S.) agrees to furnish to General Agent and to keep current a list of the types of plans, (hereinafter referred to as the "Plans") which Sun Life of Canada (U.S.) has available for offering by the General Agent.

     NOW THEREFORE, in consideration of the premisses and the mutual covenants hereinafter contained, the parties hereto agree as follows:

II   APPOINTMENT OF GENERAL AGENT FOR INSURANCE AND ANNUITY PLANS

A.   APPOINTMENT

     Sun Life of Canada (U.S.) hereby appoints General Agent as a general agent of Sun Life of Canada (U.S.) for the solicitation of sales of the Plans.

                                       16
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                         III AUTHORITY OF GENERAL AGENT

A. DISTRIBUTION AUTHORITY

     General Agent is authorized to procure, through the sub-agents appointed by it, applications for the Plans. Sun Life of Canada (U.S.), in its sole discretion and without notice to General Agent, may suspend sales of any Plans hereunder or may amend any policies or contracts evidencing such plans.

B. APPOINTMENT OF SUB-AGENTS

     General Agent is authorized to appoint sub-agents to solicit sales of the Plans hereunder. All sub-agents appointed by General Agent pursuant to this Agreement shall be duly licensed under the applicable insurance laws to sell the said Plans by the proper authorities within the applicable jurisdictions where General Agent proposes to offer the Plans and where Sun Life of Canada (U.S.) is duly authorized to conduct business. Sun Life of Canada (U.S.) will provide General Agent with a list which shows: (1) the jurisdictions where Sun Life of Canada (U.S.) is authorized to do business; and (2) any limitations on the availability of the Plans in any of such jurisdictions. General Agent agrees to fulfill all requirements set forth in the General Letter of Recommendation attached as Exhibit A in conjunction with the submission of licensing/appointment papers for all applicants as sub-agents submitted by General Agent.

C. SECURITING APPLICATIONS

     All applications for the Plans covered hereby shall be made on application forms supplied by Sun Life of Canada (U.S.), and all payments collected by General Agent or any sub-agent of General Agent shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Sun Life of Canada (U.S.) at the address indicated on such application or to such other address as Sun Life of Canada (U.S.) may, from time to time designate in writing. Checks or money orders in payment on any such Plan shall be drawn to the order of "Sun Life Assurance Company of Canada (U.S.)". All applications are subject to acceptance or rejection by Sun Life of Canada (U.S.) at its sole discretion.

D. SUPERVISION OF SUB-AGENTS

     1. General Agent shall supervise any sub-agents appointed by it to solicit sales of the Plans hereunder and General Agent shall be responsible, without regard to any technical distinction between this relationship and that which exists in law between principal and agent, for all acts and omissions of each sub-agent within the scope of his agency appointment at all times. General Agent shall exercise all responsibilities required by the applicable federal and state law and regulations other than those under applicable securities laws for such sub-agents in their capacity as registered representatives including by example, but without limitation, training and supervisory duties over such sub-agents. Nothing contained in this Agreement or otherwise shall be deemed to make any sub-agents appointed by General Agent an employee or agent of Sun Life of Canada (U.S.). Sun Life of Canada (U.S.) shall not have any responsibility for the supervision of any sub-agents of General Agent and if the act or omission of a sub-agent or any other employee of General Agent is the proximate cause of any claim, damage or liability to Sun Life of Canada (U.S.) (including reasonable attorneys' fees). General Agent shall be responsible and liable therefore.

     2. Sun Life of Canada (U.S.) may, by written notice to General Agent, refuse to permit any sub-agent to solicit applications for the sale of any of the Plans hereunder and may, by such notice, require General Agent to cause any such sub-agent to cease any such solicitation or sales, and, Sun Life of Canada (U.S.) may require General Agent to cancel the appointment of any sub-agent.

     3. General Agent is responsible for the selection or appointment of sub-agents for the sales of the Plans hereunder. General Agent is responsible for preparation and transmission of the proper appointment and licensing forms and to insure that all sales personnel are appropriately licensed.

     4. General Agent will pay all fees to state insurance regulatory authorities in connection with obtaining necessary licenses and appointments for sub-agents appointed hereunder. All fees payable to such regulatory authorities in connection with the initial appointment of sub-agents who already possess necessary licenses will be paid by Sun Life of Canada (U.S.). Any renewal license fees due after the initial appointment of sub-agents hereunder will be paid by General Agent.

     5. Before a sub-agent is permitted to sell the Plans, General Agent, Broker-dealer and the sub-agent shall have entered into an agreement pursuant to which the sub-agent will be appointed a sub-agent of General Agent and a registered representative of Broker-dealer and in which the sub-agent will agree that his selling activities relating to the securities-regulated Plans will be under the supervision and control of Broker-dealer and his selling activities relating to the insurance-regulated Plans will be under the supervision and control of General Agent; and that the sub-agent's right to continue to sell such Plans is subject to his continued compliance with such agreement.

E. MONEY RECEIVED BY GENERAL AGENT

        All money payable in connection with any of the responsibilities which under applicable securities laws are the responsibilities of Broker-dealer; provided however, Broker-dealer shall continue to have full responsibility Plans, whether as premium, purchase payment or other-wise and whether paid by or on behalf of any policy-holder, contract owner or certificateholder or anyone else having an interest in the Plans is the property of Sun Life of Canada (U.S.), and shall be transmitted immediately in accordance with the administrative procedures of Sun Life of Canada (U.S.) without any deduction or offset for any reason, including by example but not limitation, any deduction or offset for compensation claimed by General Agent.

                                 IV COMPENSATION

A. COMMISSIONS

     Commissions payable to General Agent or any sub-agent in connection with the Plans shall be paid by Sun Life of Canada (U.S.) to the person(s) entitled thereto through General Agent or as otherwise required by law. Sun Life of Canada (U.S.) will provide General Agent with a copy of its current Commission Schedule. Commissions will be paid as a percentage of premiums or purchase payments (Premiums and Purchase Payments are hereinafter referred to collectively as "Payments") received in cash or other legal tender and accepted by Sun Life of Canada (U.S.) on applications obtained by the various sub-agents appointed by General Agent hereunder. Upon termination of this Agreement, all compensation to the General Agent hereunder shall ceased, however, General Agent hereunder shall ceased, however, General Agent shall continue to be liable for any chargebacks pursuant to the provisions of said Commission Schedule or for any other amounts advanced by or otherwise due SUN LIFE OF CANADA (U.S.) hereunder.

B. TIME OF PAYMENT

     Sun Life of Canada (U.S.) will pay any compensation due General Agent thereunder within fifteen (15) days after the end of the calendar month in which Payments upon which such compensation is based are accepted by Sun Life of Canada (U.S.).

C. AMENDMENT OF SCHEDULES

     Sun Life of Canada (U.S.) may, upon at least ten (10) days prior written notice to General Agent change the commission schedule. Any such change shall be bywritten amendment of the commission schedule and shall apply to compensation due on applications received by Sun Life of Canada (U.S.) after the effective date of such notice.

D. PROHIBITION AGAINST REBATES

     If General Agent or any sub-agent of General Agent shall rebate or offer to rebate all or any part of a Payment on a policy or contract or certificate issued hereunder, or if General Agent or any sub-agent of General Agent shall withhold any Payment on any policy or contract or certificate issued hereunder, the same may be grounds for termination of this Agreement by Sun Life of Canada (U.S.). If General Agent or any sub-agent of General Agent shall at any time induce or endeavor to induce any owner of any policy or contract issued hereunder or any certificate holder to discontinue Payments or to relinquish any such policy or contract or certificate except under circumstances where there is reasonable grounds for believing the policy, contract or certificate is not suitable for such person, any and all compensation due General Agent hereunder shall cease and terminate.

E. INDEBTEDNESS

     Nothing in this Agreement shall be construed as giving General Agent the right to incur any indebtedness on behalf of Sun Life of Canada (U.S.). General Agent hereby authorizes Sun Life of Canada (U.S.) to set off liabilities of General Agent to Sun Life of Canada (U.S.) against any and all amounts otherwise payable to General Agent by Sun Life of Canada (U.S.).

                            V DUTIES OF BROKER DEALER

A. SUPERVISION OF REGISTERED REPRESENTATIVES

     Broker-dealer agrees that it has full responsibility for the training and supervision of all persons, including sub-agents of General Agent, associated with Broker-dealer who are engaged directly or indirectly in the offer or sale of such of the Plans as are subject to the federal securities laws and that all such persons shall be subject to the control of Broker-dealer with respect to such persons' securities-regulated activities in connection with such Plans. Broker-dealer will cause the sub-agents, in their capacity as registered representatives to be trained in the sale of such of the Plans as are subject to the federal securities laws; will use its best efforts to cause such sub-agents to qualify under applicable federal and state laws to engage in the sale of such policies and/or contracts; and will cause such sub-agents to be Registered representatives of Broker-dealer before such sub-agents engage in the solicitation of any of such policies and/or contracts. Broker-dealer shall cause such sub-agent's qualifications to be certified to the satisfaction of Clarendon; and shall notify Clarendon if any of said sub-agents cease to be a registered representative of Broker-dealer.

B. REGISTERED REPRESENTATIVES AGREEMENT

     Broker-dealer agrees that it shall train and supervise the General Agent's sub-agents in connection with such of the Plans as are subject to the federal securities law and agrees that, before a sub-agent shall be permitted to sell such Plans, such sub-agent will be appointed a registered representative of Broker-dealer and, along with Broker-dealer and General Agent, such sub-agent will have entered into the agreement more particularly described in Section III, Paragraph D5.

C. COMPLIANCE WITH NASD RULES OF FAIR PRACTICE AND FEDERAL AND STATE SECURITIES LAWS

     Broker-dealer will fully comply with the requirements of the National Association of Securities Dealers, Inc. and of the Securities Exchange Act of 1934 and all other applicable federal or state laws and will establish such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the sub-agents. Upon request by Clarendon, Broker-dealer shall furnish such appropriate records as may be necessary to establish such diligent supervision.

D. NOTICE OF SUB-AGENT NONCOMPLIANCE

     In the event a sub-agent fails or refuses to submit to supervision of Broker-dealer in accordance with this Agreement, or otherwise fails to meet the rules and standards imposed by Broker-dealer on its registered representatives, Broker-dealer shall certify such fact to Sun Life of Canada (U.S.) and General Agent and shall immediately notify such sub-agent that he is no longer authorized to sell the Plans, and Broker-dealer and General Agent shall take whatever additional action may be necessary to terminate the sales activities of such sub-agent relating to the Plans.

E. PROSPECTUSES, SALES PROMOTION MATERIAL AND ADVERTISING

     Broker-dealer shall be provided, without any expense to Broker-dealer, with prospectuses relating to those of the Plans which are subject to federal securities laws and such other material as Clarendon determines to be necessary or desirable for use in connection with sales of those Plans. No sales promotion materials or any advertising relating to any of the securities-regulated Plans shall be used by Broker-dealer unless the specific item has been approved in writing by Clarendon.

                              VI GENERAL PROVISIONS

A. WAIVER

     Failure of any party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

B. INDEPENDENT CONTRACTORS

     Both Sun Life of Canada (U.S.) and Clarendon are independent contractors with respect both to Broker-dealer and to General agent.

C. LIMITATIONS

     No party other than Sun Life of Canada (U.S.) shall have the authority on behalf of Sun Life of Canada (U.S.) to make, alter, or discharge any policy or contract or certificate issued by Sun Life of Canada (U.S.), to waive any forfeiture or to grant, permit, not to extend the time of making any Payments, nor to guarantee dividends, nor to alter the forms which Sun Life of Canada (U.S.) may prescribe or substitute other forms in place of those prescribed by Sun Life of Canada (U.S.); nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Sun Life of Canada (U.S.).

D. FIDELITY BOND

     General Agent represents that all directors, officers, employees and sub-agents of General Agent who are licensed pursuant to this agreement as Sun Life of Canada (U.S.) agents for state insurance law purposes or who have access to funds of Sun Life of Canada (U.S.), including but not limited to funds submitted with applications for the Plans or funds being returned to owners or certificate holders, are and shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by General Agent at General Agent's expense. Such bond shall be, at least, of the form, type, and amount required under the NASD Rules of Fair Practice, endorsed to extend coverage to General Agent's life insurance and fixed annuity transactions. Sun Life of Canada (U.S.) may require evidence, satisfactory to it, that such coverage is in force and General Agent shall give prompt written notice to Sun Life of Canada (U.S.) of any notice of cancellation or change of coverage.

     General Agent assigns any proceeds received from the fidelity bonding company to Sun Life of Canada (U.S.) to the externt of Sun Life of Canada (U.S.)'s loss due to activities covered by the bond. If there is any deliciency amount, whether due to a deductible or otherwise, General Agent shall promptly pay Sun Life of Canada (U.S.) such amount on demand and General Agent hereby indemnifies and holds harmless Sun Life of Canada (U.S.) from any such deficiency and from the costs of collection thereof (including reasonable attor-ney's fees).

E. BINDING EFFECT

     This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective suc-cessors and assigns provided that neither Broker-dealer nor General Agent may assign this Agreement or any rights or obligations hereunder without the prior written consent of Sun Life of Canada (U.S.)

F. REGULATIONS

     All parties agree to observe and comply with the existing laws and rules or regulations of applicable local, state, or federal regulatory authorities and with those which may be enacted or adopted during the term of this Agreement regulating the business contemplated hereby in any jurisdiction in which the business described herein is to be transacted.

G. NOTICES

     All notices or communications shall be sent to the address shown in sub paragraph VI M of this Agreement or to such other address as the party may request by giving written notice to the other parties.

H. GOVERNING LAW

     This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

I. AMENDMENT OF AGREEMENT

     Sun Life of Canada (U.S.) reserves the right to amend this Agreement at any time and the General Agent's submission of an application after notice of any such amendment has been sent to the other parties shall constitute the other parties' agreement to any such amendment.

J. SALES PROMOTION MATERIALS AND ADVERTISING

     Neither Broker-dealer, General Agent nor any of its sub-agents shall print, publish or distribute any advertisement, circular or any document relating to the Plans distributed pursuant to this Agreement or relating to Sun Life of Canada (U.S.) unless such advertisement, circular or document shall have been approved in writing by Sun Life of Canada (U.S.) or by Clarendon, and in the case of items within the scope of Section V, Paragraph E approved in writing by Clarendon. Provided, however, that nothing herein shall prohibit Broker-dealer, General Agent or any sub-agent from advertising life insurance and annuities in general or on a generic basis.

K. GENERAL AGENT AS BROKER DEALER

     If Broker-dealer and General Agent are the same person or legal entity, such person or legal entity shall have the rights and obligations hereunder of both Broker-dealer and General Agent and this Agreement shall be binding and enforceable by and against such person or legal entity in both capacities.

L. TERMINATION

     This Agreement may be terminated, without cause, by any party upon thirty
(30) days prior written notice; and may be terminated, for cause, by any party immediately; and shall be terminated if Clarendon or Broker-dealer shall cease to be a registered Broker-dealer under the Securities Exchange Act of 1934 and a member of the NASD.

                             M. ADDRESS FOR NOTICES

GENERAL AGENT

--------------------------------------------------------------
LICENSED GENERAL AGENT OR AGENCY NAME:
ADDRESS:
        ------------------------------------------------------

--------------------------------------------------------------

TAX ID NO.:
           ---------------------------------------------------

--------------------------------------------------------------
PRINT NAME AND TITLE OF AUTHORIZED OFFICER

BY
  ------------------------------------------------------------
    SIGNATURE AND TITLE OF AUTHORIZED OFFICER        DATE

--------------------------------------------------------------
NASD BROKER/DEALER
REGISTERED NAME:
                ----------------------------------------------

HOME/OFFICE ADDRESS:
                    ------------------------------------------

--------------------------------------------------------------
TAX ID NO.:
           ---------------------------------------------------

--------------------------------------------------------------
PRINT NAME AND TITLE OF AUTHORIZED OFFICER

BY
  ------------------------------------------------------------
    SIGNATURE AND TITLE OF AUTHORIZED OFFICER        DATE

CLARENDON INSURANCE AGENCY, INC.
ATTN:  ARNOLD D. SCOTT
500 BOYLSTON STREET
BOSTON, MA 02116

CLARENDON INSURANCE AGENCY, INC.

BY: ARNOLD D. SCOTT
   -----------------------------------------------------------
    ARNOLD D. SCOTT, SECRETARY

SUN LIFE OF CANADA (U.S.)
ATTN:  BONNIE S. ANGUS
ONE SUN LIFE EXECUTIVE PARK
WELLESLEY HILLS, MA  02181

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

BY: BONNIE S. ANGUS
    -----------------------------------------------------------
    BONNIE S. ANGUS, SECRETARY

                                    EXHIBIT B

                        GENERAL LETTER OF RECOMMENDATION

     BROKER-DEALER hereby certifies to Sun Life of Canada (U.S.) that all the following requirements will be fulfilled in conjunction with the submission of licensing/appointment papers for all applicants as agents of Sun Life of Canada (U.S.) submitted by BROKER-DEALER BROKER-DEALER will, upon request, forward proof of compliance with same to Sun Life of Canada (U.S.) in a timely manner.

     8. We have made a thorough and diligent inquiry and investigation relative to each applicant's identify, residence and business reputation and declare that each applicant is personally known to us, has been examined by us, is known to be of good moral character, has a good business reputation, is reliable, is financially responsible and is worthy of a license. Each individual is trustworthy, competent and qualified to act as an agent for Sun Life of Canada (U.S.) to hold himself out in good faith to the general public. We vouch for each applicant.

     9. We have on file a B-300, B-301, or U-4 form which was completed by each applicant. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative through our NASD member firm, and each applicant is presently registered as an NASD registered representative.

         The above information in our files indicates no fact or condition which would disqualify the applicant from receiving a license and all the findings of all investigative information is favorable.

     10. We certify that all educational requirements have been met for the specific state each applicant is requesting a license in, and that, all such persons have fulfilled the appropriate examination, education and training requirements.

     11. If the applicant is required to submit his picture, his signature, and securities registration in the state in which he is applying for a license, we certify that those items forwarded to Sun Life of Canada (U.S.) are those of the applicant and the securities registration is a true copy of the original.

     12. We hereby warrant that the applicant is not applying for a license with Sun Life of Canada (U.S.) in order to place insurance chiefly and solely on his life or property, lives or property of his relatives, or property or liability of his associates.

     13. We certify that each applicant will receive close and adequate supervision, and that we will make inspection when needed of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

     14. We will not permit any applicant to transact insurance as an agent until duly licensed therefore. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as an agent in any capacity, and they will not be so permitted until the certificate of authority or license applied for is received.

TYPE 1                                                                 EXHIBIT C

ONE SIGNED AND AUTHORIZED COPY OF THIS AGREEMENT,
PLUS A FULLY COMPLETED COMMISSION SCHEDULE SHOULD
BE RETURNED TO:

SUN LIFE ANNUITY SERVICE CENTER
P.O. BOX 1024
BOSTON, MA 02103

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
        A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada

          EXECUTIVE OFFICE:                       HOME OFFICE:                ANNUITY SERVICE MAILING ADDRESS:
          ONE SUN LIFE EXECUTIVE PARK             WILMINGTON, DELAWARE        SUN LIFE ANNUITY
          WELLESLEY HILLS, MASSACHUSETTS 02181                                SERVICE CENTER
                                                                              P.O. BOX 1024
                                                                              BOSTON, MASSACHUSETTS 02103

                 BROKER-DEALER SUPERVISORY AND SERVICE AGREEMENT

     AGREEMENT by and between Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), a Delaware Corporation; Clarendon Insurance Agency, Inc. ("Clarendon"), a registered broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers Inc.; and ____________________________(Broker-Dealer), also a registered broker-dealer with the Securities and Exchange Commission under the Security Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

                                  I WITNESSETH

     WHEREAS, Sun Life of Canada (U.S.) proposes to have Broker-Dealer's registered representatives ("Representatives") who are also insurance agents solicit and sell certain Insurance and Annuity Plans (the "Plans") more particularly described in this Agreement and which are deemed to be securities under the Securities Act of 1933; and

     WHEREAS, Sun Life of Canada (U.S.) has appointed Clarendon as the General Distributor of the Plans and has agred with Clarendon that Clarendon shall be responsible for the training and supervision of such Representatives, with respect to the solicitation and offer or sale of any of the Plans, and also for the training and supervision of any other "persons associated" with Broker-Dealer who are engaged directly or indirectly therewith; and Clarendon proposes to delegate, to the extent legally permitted, said supervisory duties to Broker-Dealer; and

     WHEREAS, Sun Life of Canada (U.S.) and Clarendon propose to have Broker-Dealer provide certain administrative services to facilitate solicitations for and sales of the Plans

     NOW THEREFORE, in consideration of the premisses and the mutual covenants hereinafter contained, the parties hereto agree as follows:

                         II APPOINTMENT OF BROKER-DEALER

A. APPOINTMENT

     Sun Life of Canada (U.S.) and Clarendon hereby appoint Broker-Dealer to supervise solicitations for and sales of the Plans and to provide certain administrative Services to facilitate solicitations for and sales of the Plans.

                   III AUTHORITIES AND DUTIES OF BROKER-DEALER

A. PLANS

   The Plans issued by Sun Life of Canada (U.S.) to which this Agreement applies are listed in Exhibit A. Exhibit A may be amended from time to time by Sun Life of Canada (U.S.). Sun Life of Canada (U.S.), in its sole discretion and without notice to Broker-Dealer, may suspend sales of any Plans or may amend any policies or contracts evidencing such Plans

B. LICENSING REPRESENTATIVES

   Broker-Dealer shall assist Clarendon in the appointment of Representatives under the applicable insurance laws to sell the Plans. Broker-Dealer shall fulfill all requirements set forth in the General Letter of Recommendation attached as Exhibit B in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Sun Life of Canada (U.S.).

All such licensing/appointment papers should be submitted to Clarendon by Broker-Dealer.

C. SECURING APPLICATIONS

     All applications for Plans shall be made on application forms supplied by Sun Life of Canada (U.S.) and all payments collected by Broker-Dealer or any Representative of Broker-Dealer shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Sun Life of Canada (U.S.) at the address indicated on such application or to such other address as Sun Life of Canada (U.S.) may, from time to time, designate in writing. Broker-Dealer shall review all such applications for completeness. Checks or money orders in payment on any such Plan shall be drawn to the order of "Sun Life Assurance // Company of Canada (U.S.)". All applicants are subject to acceptance or rejection by Sun Life of Canada (U.S.) at its sole discretion

D. MONEY RECEIVED BY BROKER-DEALER

     All money payable in connection with any of the Plans, whether as premium, purchase payment or otherwise and whether paid by or on behalf of any policy-holder, contract owner or certificate holder or anyone else having an interest in the Plans is the property of Sun Life of Canada (U.S.), and shall be transmitted immediately in accordance with the administrative procedures of Sun Life of Canada (U.S.) without any deduction or offset for any reason, including by example but not limitation, any deduction or offset for compensation claimed by Broker-Dealer

E. SUPERVISION OF REPRESENTATIVES

     Broker-Dealer shall have full responsibility for the training and supervision of all representatives associated with Broker-Dealer who are engaged directly or indirectly in the offer or sale of the Plans and all such persons shall be subject to the control of Broker-Dealer with respect to such persons' securities-regulated activities in connection with the Plans. Broker-Dealer will cause the Representatives to be trained in the sale of the Plans; will use its best efforts to cause such Representatives to qualify under applicable federal and state laws to engage in the sale of the Plans; and will cause such Representatives to be registered representatives of Broker-Dealer before such Representatives engage in the solicitation of applications for the Plans and will cause such Representatives to limit solicitation of applications for the Plans to jurisdictions where Sun Life of Canada (U.S.) has authorized such solicitation. Broker-Dealer shall cause such Representatives' qualifications to be certified to the satisfaction of Clarendon and shall notify Clarendon if any Representative ceases to be a registered representative of Broker-Dealer

F. REPRESENTATIVES AGREEMENT

     Broker-Dealer shall cause each such Representative to execute a Registered Representative's Agent Agreement with Sun Life of Canada (U.S.) before a Representative shall be permitted to solicit applications for the sale of the Plans. Clarendon shall furnish Broker-Dealer with copies of Registered Representative's Agent Agreements for execution by the Representatives.

G. COMPLIANCE WITH NASD RULES OF FAIR PRACTICE AND FEDERAL AND STATE
   SECURITY LAWS

     Broker-Dealer shall fully comply with the requirements of the National Association of Securities Dealers. Inc. and of the Securities Exchange Act of 1934 and all other applicable federal or state laws and will establish such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the Representatives. Upon request by Clarendon, Broker-Dealer shall furnish such appropriate records as maybe necessary to establish such diligent supervision.

H. NOTICE OF REPRESENTATIVE'S NONCOMPLIANCE

     In the event a Representative fails or refuses to submit to supervision of Broker-Dealer or otherwise fails to meet the rules and standards imposed by Broker-Dealer on its Representatives, Broker-Dealer shall certify such fact to Sun Life of Canada (U.S.) and shall immediately notify such Representative that he or she is no longer authorized to sell the Plans, and Broker-Dealer shall take whatever additional action may be necessary to terminate the sales activities of such Representative relating to the Plans.

1. PROSPECTUSES, SALES PROMOTION MATERIAL AND ADVERTISING

     Broker-Dealer shall be provided, without any expense to Broker-Dealer, with prospectuses relating to the Plans and such other materials as Clarendon determines to be necessary or desirable for use in connection with sales of the Plans. No sales promotion materials or any advertising relating to the Plans shall be used by Broker-Dealer unless the specific item has been approved in writing by Clarendon.

                                 IV COMPENSATION

A. SUPERVISORY FEES, SERVICE FEES AND COMMISSIONS

     Supervisory and Service Fees payable to Broker Dealer and commissions payable to Representatives in connection with the Plans shall be paid by Sun Life of Canada (U.S.) to the person(s) entitled thereto through Broker-Dealer or as otherwise required by law. Clarendon will provide Broker-Dealer with a copy of Sun Life of

Canada (U.S.)'s current Supervisory and Service Fee Schedule. These fees and commissions will be paid as a percentage of premiums or purchase payments (Premiums and Purchase Payments are hereinafter referred to collectively as "Payments") received in cash or other legal tender and accepted by Sun Life of Canada (U.S.) on applications obtained by the various Representatives of the Broker-Dealer. Upon termination of this Agreement, all compensation to the Broker-Dealer hereunder shall cease; however, Broker-Dealer shall continue to be liable for any chargebacks pursuant to the provisions of said Supervisory and Service Fee Schedule and Commission Schedule or for any other amounts advanced by or otherwise due Sun Life of Canada (U.S.) hereunder.

B. TIME OF PAYMENT

     Sun Life of Canada (U.S.) shall pay any compensation due Broker-Dealer and Representatives of Broker-Dealer within fifteen (15) days after the end of the calendar month in which Payments upon which such compensation is based are accepted by Sun Life of Canada (U.S.).

C. AMENDMENT OF SCHEDULES

     Sun Life of Canada (U.S.) may, upon at least ten (10) days prior written notice to Broker-Dealer change the Supervisory and Service Fee Schedule and the Commission Schedule. Any such change shall be by Written amendment of the particular schedule or schedules and shall apply to compensation due on applicationsreceived by Sun Life of Canada (U.S.) after the effective date of such notice.

D. PROHIBITION AGAINST REBATES

     If Broker-Dealer or any Representative of Broker-Dealer shall rebate or offer to rebate all or any part of a Payment on a policy or contract or certificate issued by Sun Life of Canada (U.S.), or if Broker-Dealer or any Representative of Broker-Dealer shall withhold any Payment on any policy or contract or certificate issued by Sun Life of Canada (U.S.), the same may be grounds for termination of this Agreement by Sun Life of Canada (U.S.). If Broker-Dealer or any Representative of Broker-Dealer shall at anytime induce or endeavor to induce any owner of any policy or contract issued hereunder or any certificate holder to discontinue Payments or to relinquish any such policy or contract or certificate except under circumstances where there is reasonable grounds for believing the policy, contract or certificate is not suitable for such person, any and all compensation due Broker-Dealer hereunder shall cease and terminate.

E. INDEBTEDNESS

     Nothing in this Agreement shall be construed as giving Broker-Dealer the right to incur any indebtedness on behalf of Sun Life of Canada (U.S.). Broker-Dealer hereby authorizes Sun Life of Canada (U.S.) to set off liabilities of Broker-Dealer to Sun Life of Canada (U.S.) against any and all amounts otherwise payable to Broker-Dealer by Sun Life of Canada (U.S.).

                              V GENERAL PROVISIONS

A. WAIVER

     Failure of any party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

B. INDEPENDENT CONTRACTORS

   Sun Life of Canada (U.S. and Clarendon are independent contractors with respect to Broker-Dealer and to Representatives

C. LIMITATIONS

   No party other than Sun Life of Canada (U.S.) shall have the authority on behalf of Sun life of Canada (U.S.) to make, alter, or discharge any policy or contract or certificate issued by Sun Life of Canada (U.S.), to waive any forfeiture or to grant, permit nor to extend the time of making any Payments, nor to guarantee dividends, nor to alter the forms which Sun Life of Canada (U.S. may prescribe or substitute other forms in place of those prescribed by Sun Life of Canada (U.S.); nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Sun Life of Canada (U.S.).

D. FIDELITY BOND

   Broker-Dealer represents that all directors, officers, employees and Representatives of Broker-Dealer who are licensed pursuant to this Agreement as Sun Life of Canada (U.S.) agents for state insurance law purposes or who have access to funds of Sun Life of Canada (U.S.), including but not limited to funds submitted with applications for the Plans or funds being returned to owners or certificate holders, are and shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by Broker-Dealer at Brokker-Dealer's expense. Such bond shall be, at least, of the form, type and amount required under the NASD

Rules of Fair Practice. Sun Life of Canada (U.S.) may require evidence, satisfactory to it, that such coverage is in force and Broker-Dealer shall give prompt written notice to Sun Life of Canada (U.S.) of any notice of cancellation or change of coverage.

   Broker-Dealer assigns any proceeds received from the fidelity bonding company to Sun Life of Canada (U.S.) to the extent of Sun Life of Canada (U.S.)'s loss due to activities covered by the bond. If there is any deficiency amount, whether due to a deductible or otherwise, Broker-Dealer shall promptly pay Sun Life of Canada (U.S.) such amount on demand and Broker-Dealer hereby indemnifies and holds harmless Sun life of Canada (U.S.) from any such deficiency and from the costs of collection thereof (including reasonable attorney's fees).

E. BINDING EFFECT

   This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective successors and assigns provided that Broker-Dealer may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Sun Life of Canada (U.S.)

F. REGULATIONS

   All parties agree to observe and comply with the existing laws and rules or regulations of applicable local, state, or federal regulatory authorities and with those which may be enacted Or adopted during the term of this Agreement regulating the business contemplated hereby in any jurisdiction in which the business described herein is to be transacted.

G. NOTICES

   All notices or communications shall be sent to the address shown in sub paragraph L of Section V of this Agreement or to such other address as the party may request by giving written notice to the other parties.

H. GOVERNING LAW

   This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

I. AMENDMENT OF AGREEMENT

   Sun Life of Canada (U.S.) reserves the right to amend this Agreement at any time and the submission of an application by a Representative of a Broker-Dealer after notice of any such amendment has been sent to the other parties shall constitute the other parties' agreement to any such amendment.

J. SALES PROMOTION MATERIALS AND ADVERTISING

   Broker-dealer shall not print, publish or distribute any advertisement, circular or any document relating to the Plans or relating to Sun Life of Canada (U.S.) unless such advertisement, circular or document shall have been approved in writing by Sun Life of Canada (U.S.) or by Clarendon, and in the case of items within the scope of Section III, sub paragraph approved in writing by Clarendon. Provided, however, that nothing herein shall prohibit Broker-dealer from advertising life insurance and annuities in general or on a generic basis.

K. TERMINATION

   This Agreement may be terminated, without cause, by any party upon thirty
(30) days prior written notice; and may be terminated, for cause, by any party immediately; and shall be terminated if Clarendon or Broker-dealer shall cease to be a registered Broker-dealers under the Securities Exchange Act of 1934 and a member of the NASD.

                             L. ADDRESS FOR NOTICES

NASD REGISTERED NAME:
                     -----------------------------------------

--------------------------------------------------------------

HOME OFFICE ADDRESS:
                     -----------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

TAX ID NUMBER:
              ------------------------------------------------

DATE:
     ---------------------------------------------------------

--------------------------------------------------------------
PRINT NAME AND TITLE OF AUTHORIZED OFFICER

--------------------------------------------------------------
SIGNATURE AND TITLE OF AUTHORIZED OFFICER

CLARENDON INSURANCE AGENCY, INC.
ATTN:  ARNOLD D. SCOTT
500 BOYLSTON STREET
BOSTON, MA 02116

CLARENDON INSURANCE AGENCY, INC.

BY:  ARNOLD D. SCOTT
     ---------------------------------------------------------
     ARNOLD D. SCOTT, SECRETARY

SUN LIFE OF CANADA (U.S.)
ATTN:  BONNIE S. ANGUS
ONE SUN LIFE EXECUTIVE PARK
WELLESLEY HILLS, MA 02181

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

BY:  BONNIE S. ANGUS
     ---------------------------------------------------------
     BONNIE S. ANGUS, SECRETARY

TYPE 1                                                                 EXHIBIT D

TWO COPIES OF THIS AGREEMENT SHOULD BE RETURNED TO:

SUN LIFE ANNUITY SERVICE CENTER
P.O. BOX 1024
BOSTON, MA 02103

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
        A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada

          EXECUTIVE OFFICE:                       HOME OFFICE:                ANNUITY SERVICE MAILING ADDRESS:
          ONE SUN LIFE EXECUTIVE PARK             WILMINGTON, DELAWARE        SUN LIFE ANNUITY
          WELLESLEY HILLS, MASSACHUSETTS 02181                                SERVICE CENTER
                                                                              P.O. BOX 1024
                                                                              BOSTON, MASSACHUSETTS 02103

                             GENERAL AGENT AGREEMENT

     AGREEMENT by and between Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), a Delaware Corporation; Clarendon Insurance Agency Inc. ("Clarendon"), a Massachusetts Corporation, and

_____________________________("General Agent"), as follows:

                                  I WITNESSETH

     WHEREAS, Sun Life of Canada (U.S.) proposes to have General Agent and General Agent's insurance agents ("sub-agents") solicit and sell certain Insurance and Annuity Plans (the "Plans"); and

     WHEREAS, Clarendon has agreed with Sun Life of Canada (U.S.) to coordinate the marketing of the Plans.

     NOW THEREFORE, in consideration of the pre-misses and the mutual covenants hereinafter contained, the parties hereto agree as follows:

II APPOINTMENT OF GENERAL AGENT FOR INSURANCE AND ANNUITY PLANS

A. APPOINTMENT

     Sun Life of Canada (U.S.) hereby appoints General Agent as a general agent of Sun Life of Canada (U.S.) for the solicitation of sales of the Plans.

                    III AUTHORITY AND DUTIES OF GENERAL AGENT

A. PLANS AND DISTRIBUTION AUTHORITY

     The Plans issued by Sun Life of Canada (U.S.) to which this Agreement applies are listed in Exhibit A. Exhibit A may be amended from time to time by Sun Life of Canada (U.S.). Sun Life of Canada (U.S.), in its sole discretion and without notice to General Agent is authorized to procure directly and/or through the sub-agents appointed by it, applications for the Plans but shall limit solicitations to those jurisdictions where it has been licensed to solicit sales of life insurance policies and annuity contracts.

B. LICENSING REPRESENTATIVES

     General Agent is authorized to appoint sub-agent to solicit sales of the Plans. All sub-agents appointed by General Agent pursuant to this Agreement shall be duly licensed under the applicable insurance laws to sell the Plans by proper authorities within the jurisdictions where General Agent proposes to offer the Plans and where Sun Life of Canada (U.S.) is duly authorized to conduct business. Sun Life of Canada (U.S.) shall provide General Agent with a list which shows: (1) the jurisdictions where Sun Life of Canada (U.S.) is authorized to do business; and (2) any limitations on the availability of the Plans in any of such jurisdictions. General Agent agrees to fulfill all requirements set forth in the General Latter of Recommendation attached as Exhibit B in conjunction with the submission of licensing/appointment papers for all applications as sub-agents submitted by General Agent and to submit such other forms regarding each sub-agent as Sun Life of Canada (U.S.) and Clarendon may require. No applicant will be appointed as an agent of Sun Life of Canada (U.S. unless all such papers and forms have been completed and are satisfactory to Clarendon

C. SECURING APPLICATIONS

       All applications for Plans covered hereby shall be made on application forms supplied by Sun Life of Canada (U.S.) and all payments collected by General Agent or any sub-agent of General Agent shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Sun Life of Canada (U.S.) at the address indicated on such application or to such other address as Sun Life of Canada (U.S.) may, from time to time, designate in writing. Checks or money orders in payment on any such Plan shall be drawn to the order of "Sun Life Assurance Company of Canada (U.S.)". All applicants are subject to acceptance or rejection by Sun Life of Canada (U.S.) at its sole discretion

D. SUPERVISION OF SUB-AGENTS

     1. General Agent shall supervise any sub-agents appointed by it to solicit sales of the Plans and General Agent shall be responsible, without regard to any technical distinction between this relationship and that which exists in law between principal and agent, for all acts and omissions of each sub-agent within the scope of his agency appointment at all times. General Agent shall exercise all responsibilities required by the applicable state law and regulations. Nothing contained in this Agreement or otherwise shall be deemed to make any sub-agents appointed by General Agent an employee or agent of Sun Life of Canada (U.S.) or Clarendon. Neither Sun Life of Canada (U.S.) nor Clarendon shall have any responsibility for the supervision of any sub-agents of General Agent and if the act or omission of a sub-agent or any other employee of General Agent is the proximate cause of any claim, damage or liability to Sun Life of Canada (U.S.) and/or Clarendon (including reasonable attorney's fees), General Agent shall be responsible and liable therefore.

     2. Sun Life of Canada (U.S.) or Clarendon may, by written notice to General Agent, refuse to permit any sub-agent to solicit applications for the sale of any of the Plans and may, by such notice, require General Agent to cause any sub-agent to cease any such solicitation or sales, and, Sun Life of Canada (U.S.) or Clarendon may require General Agent to cancel the appointment of any sub-agent.

     3. General Agent is responsible for the selection or appointment of sub-agents for the sales of the Plans. General Agent is responsible for preparation and transmission of the proper appointment and licensing forms to Clarendon and to insure that all sales personnel are appropriately licensed.

     4. General Agent shall pay all fees to state insurance regulatory authorities in connection with obtaining necessary licenses and appointments for sub-agents appointed hereunder. All fees payable to such regulatory authorities in connection with the initial appointment of sub-agents who already possess necessary licenses shall be paid by Sun Life of Canada (U.S.). Any renewal license fees due after the initial appointment of a sub-agent thereunder shall be paid by General Agent.

     5. Before a sub-agent is permitted to sell the Plans, General Agent and the sub-agent shall have entered into an agreement pursuant to which the sub-agent shall be appointed a sub-agent of General agent and in which the sub-agent shall agree that his or her selling activities relating to the Plans shall be under the supervision and control of General Agent, and that the sub-agent's right to continue to sell such Plans is subject to his or her continued compliance with such agreement.

E. MONEY RECEIVED BY GENERAL AGENT

     All money payable in connection with any of the Plans, whether as premium, purchase payment or otherwise and whether paid by or on behalf of any policy holder, contract owner or certificateholder or anyone else having an interest in the Plans is the property of Sun Life of Canada (U.S.), and shall be transmitted immediately in accordance with the administrative procedures of Sun Life of Canada (U.S.) without any deduction or offset for any reason, including by example but not limitation, any deduction or offset for compensation claimed by General Agent.

                                 IV COMPENSATION

A. COMMISSIONS

     Commissions payable to General Agent or to any sub-agent in connection with the Plans shall be paid by Sun Life of Canada (U.S.) or by Clarendon on behalf of Sun Life of Canada (U.S.) to the person(s) entitled thereto through General Agent or as otherwise required by law. Sun Life of Canada (U.S.) shall provide General Agent with a copy of its current Commission Schedule. Commissions shall be paid as a percentage of premiums or purchase payments (Premiums and Purchase Payments are hereinafter referred to collectively as "Payments") received and accepted by Sun Life of Canada (U.S.) on applications obtained by the various sub-agents appointed by General Agent. Upon termination of this Agreement, al compensation to the General Agent and any sub-agents appointed by General Agent shall cease; however, General Agent shall continue to be liable for any chargebacks pursuant to the provisions of said Commission Schedule or for any other amounts advanced by or otherwise due Sun Life of Canada (U.S.).

B. TIME OF PAYMENT

     Sun Life of Canada (U.S.) shall pay any compensation due General Agent hereunder within fifteen (15) days after the end of the calendar month in which Payments upon which such compensation is based are accepted by Sun Life of Canada (U.S.).

C. AMENDMENT OF SCHEDULES

     Sun Life of Canada (U.S.) may, upon at least ten (10) days prior written notice to General Agent change the commission schedule. Any such change shall be by written amendment of the compensation due on applications received by Sun Life of Canada (U.S.) after the effective date of such notice.

D. PROHIBITION AGAINST REBATES

     If General Agent or any sub-agent of General Agent shall rebate or offer to rebate all or any part of a Payment on a Plan, or if General Agent or any sub-agent of General Agent shall withhold any Payment on any Plan the same shall be grounds for termination of this Agreement by Sun Life of Canada (U.S.). If General Agent or any sub-agent of General Agent shall at any time induce or endeavor to induce any owner of any Plan to discontinue Payments or to relinquish any such Plan except under circumstances where there is reasonable grounds for believing the Plan is not suitable for such person, any and all compensation due General Agent shall cease and terminate.

E. INDEBTEDNESS

     Nothing in this Agreement shall be construed as giving General Agent the right to incur any indebtedness on behalf of Sun Life of Canada (U.S.). General Agent hereby authorizes Sun Life of Canada (U.S.) to set off liabilities of General Agent to Sun Life of Canada (U.S.) against any and all amounts otherwise payable to General Agent by Sun Life of Canada (U.S.).

                              V GENERAL PROVISIONS

     A.  WAIVER

         Failure of any party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

     B.  INDEPENDENT CONTRACTORS

         Sun Life of Canada (U.S. and Clarendon are independent contractors with respect to General Agent and sub-agents

     C.  LIMITATIONS

         The General Agent shall not have the authority on behalf of Sun Life of Canada (U.S.) to make, alter, or discharge any Plan issued by Sun Life of Canada (U.S.), to waive any forfeiture or to grant, permit, nor to extend the time of making any Payments, nor to guarantee dividends, nor to alter the forms which Sun Life of Canada (U.S.) may prescribe or substitute other forms in place of those prescribed by Sun Life of Canada (U.S.); nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Sun Life of Canada (U.S.)

     D.  INDEMNIFICATION

         General Agent shall indemnify and hold Sun Life of Canada (U.S.) and Clarendon harmless from any and all expenses, costs, causes of action, loss or damages from negligent, fraudulent or unauthorized acts or omissions by General Agent and/or sub-agents.

     E.  BINDING EFFECT

         This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective successors and assigns provided that the General Agent may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Sun Life of Canada (U.S.)

     F.  REGULATIONS

         All parties agree to observe and comply with the existing laws and rules or regulations of applicable local, state, or federal regulatory authorities and with those which may be enacted or adopted during the term of this Agreement regulating the business contemplated hereby in any jurisdiction in which the business described herein is to be transacted.

     G.  NOTICES

         All notices or communications shall be sent to the address shown in sub paragraph M of Section V of this Agreement or to such other address as the party may request by giving written notice to the other parties.

     H.  GOVERNING LAW

         This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     I.  AMENDMENT OF AGREEMENT

     Sun Life of Canada (U.S.) reserves the right to amend this Agreement at any time and the General Agent's submission of an application after notice of any such amendment has been sent to the other parties shall constitute the other parties' agreement to any such amendment.

     J.  SALES PROMOTION MATERIALS AND ADVERTISING

         Neither General Agent nor any of its sub-agents shall print, publish or distribute any advertisement, circular or any document relating to the Plans distributed pursuant to this Agreement or relating to Sun Life of Canada (U.S.) unless such advertisement, circular or document shall have been approved in writing by Sun Life of Canada (U.S.). Provided, however, that nothing herein shall prohibit General Agent or any sub-agent from advertising life insurance and annuities in general or on a generic basis.

     K.  AUDIT REQUIREMENTS

         General Agent shall supply Sun Life of Canada (U.S.) with all information reasonably required with respect to this Agreement including financial statements. Sun Life of Canada (U.S.) shall have the right to inspect without notice but only at reasonable times the relevant books and records of the General Agent pertaining to the Agreement.

     L.  TERMINATION

         This Agreement may be terminated, without cause, by any party upon thirty (30) days prior written notice; and may be terminated, for cause, by any party immediately; and shall be terminated if Clarendon or Broker-dealer shall cease to be a registered Broker-dealer under the Securities Exchange Act of 1934 and a member of the NASD. Upon termination, Sun Life of Canada (U.S.) shall be entitled, at its sole discretion, to assign the Plans sold hereunder to such other Broker-dealer and/or General Agent as may be selected by it and upon such assignment, all rights and duties hereunder, including compensation, shall pass to the new Broker-dealer and/or General Agent so selected.

     M.  ADDRESS FOR NOTICES

     SUNLIFE ASSURANCE CO. OF CANADA (U.S.)
     ATTN:  Secretary's Department
     One Sun Life Executive Park
     Wellesley Hills, MA 02181

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

     By: BONNIE S. ANGUS
         --------------------------------------------
         Bonnie S. Angus, Secretary

     Clarendon Insurance Agency, Inc.
     Attn:  Secretary's Department
     500 Boylston Street
     Boston, MA 02116

     CLARENDON INSURANCE AGENCY, INC.

     By: CYNTHIA M. ORCULT
         --------------------------------------------
         Cynthia M. Orcult, Vice President

     Name and Address of General Agent:

     ------------------------------------------------

     ------------------------------------------------

     ------------------------------------------------

     ------------------------------------------------

     ------------------------------------------------

     General Agent's Signature

     By:
        ---------------------------------------------
        (Signature of General Agent)

     ------------------------------------------------
     Name and Title of General Agent

     Dated
          -------------------------------------------

     Tax ID Number of General Agent
     or agency
               --------------------------------------

TYPE 1                                                                 EXHIBIT E

TWO COPIES OF THIS AGREEMENT SHOULD BE RETURNED TO:

SUN LIFE ANNUITY SERVICE CENTER
P.O. BOX 1024
BOSTON, MA 02103

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
        A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada

          EXECUTIVE OFFICE:                       HOME OFFICE:                ANNUITY SERVICE MAILING ADDRESS:
          ONE SUN LIFE EXECUTIVE PARK             WILMINGTON, DELAWARE        SUN LIFE ANNUITY
          WELLESLEY HILLS, MASSACHUSETTS 02181                                SERVICE CENTER
                                                                              P.O. BOX 1024
                                                                              BOSTON, MASSACHUSETTS 02103

                 BROKER-DEALER SUPERVISORY AND SERVICE AGREEMENT

     AGREEMENT by and between Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), a Delaware Corporation; Clarendon Insurance Agency, Inc. ("Clarendon"), a registered broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers Inc.; and ____________________________(Broker-Dealer), also a registered broker-dealer with the Securities and Exchange Commission under the Security Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

                                  I WITNESSETH

     WHEREAS, Sun Life of Canada (U.S.) proposes to have Broker-Dealer's registered representatives ("Representatives") who are also insurance agents solicit and sell certain Insurance and Annuity Plans (the "Plans") more particularly described in this Agreement and which are deemed to be securities under the Securities Act of 1933; and

     WHEREAS, Sun Life of Canada (U.S.) has appointed Clarendon as the General Distributor of the Plans and has agreed with Clarendon that Clarendon shall be responsible for the training and supervision of such Representatives, with respect to the solicitation and offer or sale of any of the Plans, and also for the training and supervision of any other "persons associated" with Broker-Dealer who are engaged directly or indirectly therewith; and Clarendon proposes to delegate, to the extent legally permitted, said supervisory duties to Broker-Dealer; and

     WHEREAS, Sun Life of Canada (U.S.) and Clarendon propose to have Broker-Dealer provide certain administrative services to facilitate solicitations for and sales of the Plans

     NOW THEREFORE, in consideration of the premisses and the mutual covenants hereinafter contained, the parties hereto agree as follows:

                         II APPOINTMENT OF BROKER-DEALER

A. APPOINTMENT

     Sun Life of Canada (U.S.) and Clarendon hereby appoint Broker-Dealer to supervise solicitations for and sales of the Plans and to provide certain administrative services to facilitate solicitations for and sales of the Plans.

                   III AUTHORITIES AND DUTIES OF BROKER-DEALER

A. PLANS

   The Plans issued by Sun Life of Canada (U.S.) to which this Agreement applies are listed in Exhibit A. Exhibit A may be amended from time to time by Sun Life of Canada (U.S.). Sun Life of Canada (U.S.), in its sole discretion and without notice to Broker-Dealer, may suspend sales of any Plans or may amend any policies or contracts evidencing such Plans

B. LICENSING REPRESENTATIVES

   Broker-Dealer shall assist Clarendon in the appointment of Representatives under the applicable insurance laws to sell the Plans. Broker-Dealer shall fulfill all requirements set forth in the General Letter of Recommendation attached as Exhibit B in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Sun Life of Canada (U.S.).

All such licensing/appointment papers should be submitted to Clarendon by Broker-Dealer.

C. SECURING APPLICATIONS

     All applications for Plans shall be made on application forms supplied by Sun Life of Canada (U.S.) and all payments collected by Broker-Dealer or any Representative of Broker-Dealer shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Sun Life of Canada (U.S.) at the address indicated on such application or to such other address as Sun Life of Canada (U.S.) may, from time to time, designate in writing. Broker-Dealer shall review all such applications for completeness. Checks or money orders in payment on any such Plan shall be drawn to the order of "Sun Life Assurance // Company of Canada (U.S.)". All applicants are subject to acceptance or rejection by Sun Life of Canada (U.S.) at its sole discretion

D. MONEY RECEIVED BY BROKER-DEALER

     All money payable in connection with any of the Plans, whether as premium, purchase payment or otherwise and whether paid by or on behalf of any policy-holder, contract owner or certificate holder or anyone else having an interest in the Plans is the property of Sun Life of Canada (U.S.), and shall be transmitted immediately in accordance with the administrative procedures of Sun Life of Canada (U.S.) without any deduction or offset for any reason, including by example but not limitation, any deduction or offset for compensation claimed by Broker-Dealer

E. SUPERVISION OF REPRESENTATIVES

     Broker-Dealer shall have full responsibility for the training and supervision of all representatives associated with Broker-Dealer who are engaged directly or indirectly in the offer or sale of the Plans and all such persons shall be subject to the control of Broker-Dealer with respect to such persons' securities-regulated activities in connection with the Plans. Broker-Dealer will cause the Representatives to be trained in the sale of the Plans; will use its best efforts to cause such Representatives to qualify under applicable federal and state laws to engage in the sale of the Plans; and will cause such Representatives to be registered representatives of Broker-Dealer before such Representatives engage in the solicitation of applications for the Plans and will cause such Representatives to limit solicitation of applications for the Plans to jurisdictions where Sun Life of Canada (U.S.) has authorized such solicitation. Broker-Dealer shall cause such Representatives' qualifications to be certified to the satisfaction of Clarendon and shall notify Clarendon if any Representative ceases to be a registered representative of Broker-Dealer

F. REPRESENTATIVES AGREEMENT

     Broker-Dealer shall cause each such Representative to execute a Registered Representative's Agent Agreement with Sun Life of Canada (U.S.) before a Representative shall be permitted to solicit applications for the sale of the Plans. Clarendon shall furnish Broker-Dealer with copies of Registered Representative's Agent Agreements for execution by the Representatives.

G. COMPLIANCE WITH NASD RULES OF FAIR PRACTICE AND FEDERAL AND STATE
   SECURITY LAWS

     Broker-Dealer shall fully comply with the requirements of the National Association of Securities Dealers. Inc. and of the Securities Exchange Act of 1934 and all other applicable federal or state laws and will establish such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the Representatives. Upon request by Clarendon, Broker-Dealer shall furnish such appropriate records as maybe necessary to establish such diligent supervision.

H. NOTICE OF REPRESENTATIVE'S NONCOMPLIANCE

     In the event a Representative fails or refuses to submit to supervision of Broker-Dealer or otherwise fails to meet the rules and standards imposed by Broker-Dealer on its Representatives, Broker-Dealer shall certify such fact to Sun Life of Canada (U.S.) and shall immediately notify such Representative that he or she is no longer authorized to sell the Plans, and Broker-Dealer shall take whatever additional action may be necessary to terminate the sales activities of such Representative relating to the Plans.

1. PROSPECTUSES, SALES PROMOTION MATERIAL AND ADVERTISING

     Broker-Dealer shall be provided, without any expense to Broker-Dealer, with prospectuses relating to the Plans and such other materials as Clarendon determines to be necessary or desirable for use in connection with sales of the Plans. No sales promotion materials or any advertising relating to the Plans shall be used by Broker-Dealer unless the specific item has been approved in writing by Clarendon.

                                 IV COMPENSATION

A. SUPERVISORY FEES, SERVICE FEES AND COMMISSIONS

     Supervisory and Service Fees payable to Broker Dealer and commissions payable to Representatives in connection with the Plans shall be paid by Sun Life of Canada (U.S.) to the person(s) entitled thereto through Broker-Dealer or as otherwise required by law. Clarendon will provide Broker-Dealer with a copy of Sun Life of

Canada (U.S.)'s current Supervisory and Service Fee Schedule. These fees and commissions will be paid as a percentage of premiums or purchase payments (Premiums and Purchase Payments are hereinafter referred to collectively as "Payments") received in cash or other legal tender and accepted by Sun Life of Canada (U.S.) on applications obtained by the various Representatives of the Broker-Dealer. Upon termination of this Agreement, all compensation to the Broker-Dealer hereunder shall cease; however, Broker-Dealer shall continue to be liable for any chargebacks pursuant to the provisions of said Supervisory and Service Fee Schedule and Commission Schedule or for any other amounts advanced by or otherwise due Sun Life of Canada (U.S.) hereunder.

B. TIME OF PAYMENT

     Sun Life of Canada (U.S.) shall pay any compensation due Broker-Dealer and Representatives of Broker-Dealer within fifteen (15) days after the end of the calendar month in which Payments upon which such compensation is based are accepted by Sun Life of Canada (U.S.).

C. AMENDMENT OF SCHEDULES

     Sun Life of Canada (U.S.) may, upon at least ten (10) days prior written notice to Broker-Dealer change the Supervisory and Service Fee Schedule and the Commission Schedule. Any such change shall be by Written amendment of the particular schedule or schedules and shall apply to compensation due on applications received by Sun Life of Canada (U.S.) after the effective date of such notice.

D. PROHIBITION AGAINST REBATES

     If Broker-Dealer or any Representative of Broker-Dealer shall rebate or offer to rebate all or any part of a Payment on a policy or contract or certificate issued by Sun Life of Canada (U.S.), or if Broker-Dealer or any Representative of Broker-Dealer shall withhold any Payment on any policy or contract or certificate issued by Sun Life of Canada (U.S.), the same may be grounds for termination of this Agreement by Sun Life of Canada (U.S.). If Broker-Dealer or any Representative of Broker-Dealer shall at anytime induce or endeavor to induce any owner of any policy or contract issued hereunder or any certificate holder to discontinue Payments or to relinquish any such policy or contract or certificate except under circumstances where there is reasonable grounds for believing the policy, contract or certificate is not suitable for such person, any and all compensation due Broker-Dealer hereunder shall cease and terminate.

E. INDEBTEDNESS

     Nothing in this Agreement shall be construed as giving Broker-Dealer the right to incur any indebtedness on behalf of Sun Life of Canada (U.S.). Broker-Dealer hereby authorizes Sun Life of Canada (U.S.) to set off liabilities of Broker-Dealer to Sun Life of Canada (U.S.) against any and all amounts otherwise payable to Broker-Dealer by Sun Life of Canada (U.S.).

                              V GENERAL PROVISIONS

A. WAIVER

     Failure of any party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

B. INDEPENDENT CONTRACTORS

     Sun Life of Canada (U.S. and Clarendon are independent contractors with respect to Broker-Dealer and to Representatives

C. LIMITATIONS

     No party other than Sun Life of Canada (U.S.) shall have the authority on behalf of Sun life of Canada (U.S.) to make, alter, or discharge any policy or contract or certificate issued by Sun Life of Canada (U.S.), to waive any forfeiture or to grant, permit nor to extend the time of making any Payments, nor to guarantee dividends, nor to alter the forms which Sun Life of Canada (U.S. may prescribe or substitute other forms in place of those prescribed by Sun Life of Canada (U.S.); nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Sun Life of Canada (U.S.).

D. FIDELITY BOND

     Broker-Dealer represents that all directors, officers, employees and Representatives of Broker-Dealer who are licensed pursuant to this Agreement as Sun Life of Canada (U.S.) agents for state insurance law purposes or who have access to funds of Sun Life of Canada (U.S.), including but not limited to funds submitted with applications for the Plans or funds being returned to owners or certificate holders, are and shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by Broker-Dealer at Broker-Dealer's expense. Such bond shall be, at least, of the form, type and amount required under the NASD

Rules of Fair Practice. Sun Life of Canada (U.S.) may require evidence, satisfactory to it, that such coverage is in force and Broker-Dealer shall give prompt written notice to Sun Life of Canada (U.S.) of any notice of cancellation or change of coverage.

     Broker-Dealer assigns any proceeds received from the fidelity bonding company to Sun Life of Canada (U.S.) to the extent of Sun Life of Canada (U.S.)'s loss due to activities covered by the bond. If there is any deficiency amount, whether due to a deductible or otherwise, Broker-Dealer shall promptly pay Sun Life of Canada (U.S.) such amount on demand and Broker-Dealer hereby indemnifies and holds harmless Sun life of Canada (U.S.) from any such deficiency and from the costs of collection thereof (including reasonable attorney's fees).

E. BINDING EFFECT

   This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective successors and assigns provided that Broker-Dealer may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Sun Life of Canada (U.S.)

F. REGULATIONS

   All parties agree to observe and comply with the existing laws and rules or regulations of applicable local, state, or federal regulatory authorities and with those which may be enacted Or adopted during the term of this Agreement regulating the business contemplated hereby in any jurisdiction in which the business described herein is to be transacted.

G. NOTICES

   All notices or communications shall be sent to the address shown in sub paragraph L of Section V of this Agreement or to such other address as the party may request by giving written notice to the other parties.

H. GOVERNING LAW

   This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

I. AMENDMENT OF AGREEMENT

   Sun Life of Canada (U.S.) reserves the right to amend this Agreement at any time and the submission of an application by a Representative of a Broker-Dealer after notice of any such amendment has been sent to the other parties shall constitute the other parties' agreement to any such amendment.

J. SALES PROMOTION MATERIALS AND ADVERTISING

   Broker-dealer shall not print, publish or distribute any advertisement, circular or any document relating to the Plans or relating to Sun Life of Canada (U.S.) unless such advertisement, circular or document shall have been approved in writing by Sun Life of Canada (U.S.) or by Clarendon, and in the case of items within the scope of Section III, sub paragraph approved in writing by Clarendon. Provided, however, that nothing herein shall prohibit Broker-dealer from advertising life insurance and annuities in general or on a generic basis.

K. TERMINATION

     This Agreement may be terminated, without cause, by any party upon thirty
(30) days prior written notice; and may be terminated, for cause, by any party immediately; and shall be terminated if Clarendon or Broker-dealer shall cease to be a registered Broker-dealers under the Securities Exchange Act of 1934 and a member of the NASD.

                             L. ADDRESS FOR NOTICES

NASD REGISTERED NAME:
                     --------------------------------

-----------------------------------------------------

HOME OFFICE ADDRESS:
                     --------------------------------

-----------------------------------------------------

-----------------------------------------------------

TAX ID NUMBER:
                -------------------------------------

DATE:
     ------------------------------------------------

-----------------------------------------------------
PRINT NAME AND TITLE OF AUTHORIZED OFFICER

-----------------------------------------------------
SIGNATURE AND TITLE OF AUTHORIZED OFFICER

CLARENDON INSURANCE AGENCY, INC.
ATTN:  ARNOLD D. SCOTT
500 BOYLSTON STREET
BOSTON, MA 02116

CLARENDON INSURANCE AGENCY, INC.

BY: ARNOLD D. SCOTT
   --------------------------------------------------
    ARNOLD D. SCOTT, SECRETARY

SUN LIFE OF CANADA (U.S.)
ATTN:  BONNIE S. ANGUS
ONE SUN LIFE EXECUTIVE PARK
WELLESLEY HILLS, MA 02181

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

BY: BONNIE S. ANGUS
    -------------------------------------------------
    BONNIE S. ANGUS, SECRETARY

EXHIBIT F

SUN LIFE INSURANCE PRODUCTS
        1998 STANDARD SALES COMPENSATION SUMMARY FOR THE REGATTA PRODUCTS
                             AS OF DECEMBER 30, 1997

                                         SALES                                 ADD'L         YIELD
                                       FIXED (F)     DEALER      DISTRIBUTOR SUN LIFE DCA  ENHANCEMENT  WHOLESALER TOTAL MFS
                                      VARIABLE (V)   COMM.       ALLOWANCE   ALLOWANCE      ALLOWANCE     BONUS    ALLOWANCE

   REGATTA GOLD (U.S.) - TYPE 1 & 2 BROKER DEALER & INSURANCE & INDEPENDENT DEALER FIRMS
NEW 1997 CONTRACTS AND ADD ON BUSINESS
 SINCE 05/01/94

Type 1 & 2 - B/D & IID Firms - Dealer       F        5.00%          1.21%                                 0.05%      1.26%
 option - A
Type 1 & 2 - B/D & IID Firms - Dealer       V        5.00%          1.69%                                 0.05%      1.74%
 option - A
Type 1 & 2 - B/D & IID Firms - Dealer       F        5.00%          1.21%                                 0.05%      1.26%
 option - B
Type 1 & 2 - B/D & IID Firms - Dealer       V        6.00%          1.29%                                 0.05%      1.34%
 option - B

    1 YEAR DCA OPTION (7.0% YIELD)
Type 1 & 2 - B/D & IID Firms - Dealer       F        5.00%          1.21%       0.00%        -0.60%       0.05%      0.66%
 option - A
Type 1 & 2 - B/D & IID Firms - Dealer       F        6.00%          0.21%       0.60%        -0.60%       0.05%      0.26%
 option - B

ADD ON BUSINESS - 01/01/93 - 04/30.94

Type 1 & 2 - B/D & IID Firms                F        5.00%          1.21%                                 0.05%      1.26%
Type 1 & 2 - B/D & IID Firms                V        5.00%          1.69%                                 0.05%      1.74%

ADD ON BUSINESS PRIOR TO 01/01/93

Type 1 & 2 - B/D & IID Firms                F        5.00%          1.21%                                 0.05%      1.26%
Type 1 & 2 - B/D & IID Firms                V        6.00%          1.29%                                 0.05%      1.34%

A. G. Edwards, Askar Corp. Cigna,           F        5.00%          1.21%                                 0.05%      1.26%
 H.D. Vest, Kemper Sec. & Merrill Lynch     V        6.00%          1.69%                                 0.05%      1.74%

                                      REGATTA GOLD (U.S.) - TYPE 4 BANKING FIRMS
NEW 1997 CONTRACTS AND ADD ON BUSINESS
 SINCE 09/09/96

Type 4 - Banking Firms - Dealer             F        5.50%          0.71%                                 0.05%      0.76%
 Option - A
Type 4 - Banking Firms - Dealer             V        5.50%          1.19%                                 0.05%      1.24%
 Option - A
Type 4 - Banking Firms - Dealer             F        5.50%          0.71%                                 0.05%      0.76%
 Option - A
Type 4 - Banking Firms - Dealer             V        6.25%          1.04%                                 0.05%      1.09%
 Option - A

    1 YEAR DCA OPTION (7.0% YIELD)
Type 4 - Banking Firms - Dealer             F        5.50%          0.71%       0.00%        -0.60%       0.05%      0.16%
 Option - A
Type 4 - Banking Firms - Dealer             F        6.25%         -0.04%       0.60%        -0.60%       0.05%      0.01%
 Option - A

                                               TOTAL                             1035 ADVANCED
                                             SUN LIFE         MFS    SUN LIFE     COMMISSION
                                              PAYOUT        PORTION  PORTION         CHARGE

   REGATTA GOLD (U.S.) - TYPE 1 & 2 BROKER DEALER & INSURANCE & INDEPENDENT DEALER FIRMS
NEW 1997 CONTRACTS AND ADD ON BUSINESS
 SINCE 05/01/94

Type 1 & 2 - B/D & IID Firms - Dealer           6.26%           --                     0.02%
 option - A
Type 1 & 2 - B/D & IID Firms - Dealer           6.74%         0.10%    0.10%           0.02%
 option - A
Type 1 & 2 - B/D & IID Firms - Dealer           6.28%           --                     0.02%
 option - B
Type 1 & 2 - B/D & IID Firms - Dealer           7.34%           --                     0.02%
 option - B

    1 YEAR DCA OPTION (7.0% YIELD)

Type 1 & 2 - B/D & IID Firms - Dealer           5.66%           --                     0.02%
 option - A
Type 1 & 2 - B/D & IID Firms - Dealer           6.26%           --                     0.02%
 option - B
 Option - A

ADD ON BUSINESS - 01/01/93 - 04/30.94

Type 1 & 2 - B/D & IID Firms                    6.26%           --                     0.02%
Type 1 & 2 - B/D & IID Firms                    6.74%         0.10%    0.10%           0.02%

ADD ON BUSINESS PRIOR TO 01/01/93

Type 1 & 2 - B/D & IID Firms                    6.26%           --                     0.02%
Type 1 & 2 - B/D & IID Firms                    6.74%         0.05%    0.15%           0.02%

A. G. Edwards, Askar Corp. Cigna,
 H.D. Vest, Kemper Sec. & Merrill Lynch

                                               TOTAL                             1035 ADVANCED
                                             SUN LIFE         MFS    SUN LIFE     COMMISSION
                                              PAYOUT        PORTION  PORTION         CHARGE

                                      REGATTA GOLD (U.S.) - TYPE 4 BANKING FIRMS
NEW 1997 CONTRACTS AND ADD ON BUSINESS
 SINCE 09/09/96

Type 4 - Banking Firms - Dealer
 Option - A                                     6.26%           --                     0.02%
Type 4 - Banking Firms - Dealer
 Option - A                                     6.74%         0.10%     0.10%          0.02%
Type 4 - Banking Firms - Dealer
 Option - A                                     6.26%           --                     0.02%
Type 4 - Banking Firms - Dealer
 Option - A                                     7.34%           --                     0.02%

    1 YEAR DCA OPTION (7.0% YIELD)
Type 4 - Banking Firms - Dealer
 Option - A                                     5.66%           --                     0.02%
Type 4 - Banking Firms - Dealer
 Option - A                                     6.26%           --                     0.02%

                                       52

                                         SALES                                 ADD'L         YIELD
                                       FIXED (F)     DEALER      DISTRIBUTOR SUN LIFE DCA  ENHANCEMENT  WHOLESALER TOTAL MFS
                                      VARIABLE (V)   COMM.       ALLOWANCE   ALLOWANCE       ALLOWANCE     BONUS    ALLOWANCE

                                      REGATTA GOLD (U.S.) - TYPE 4 BANKING FIRMS
ADD ON BUSINESS - 01/01/93 - 04/30.94

Type 4 - Banking Firms - Dealer             F        5.50%          0.71%                                 0.05%      0.76%
 Option - A
Type 4 - Banking Firms - Dealer             V        6.25%          1.04%                                 0.05%      1.09%
 Option - A

                                               TOTAL                             1035 ADVANCED
                                             SUN LIFE         MFS    SUN LIFE     COMMISSION
                                              PAYOUT        PORTION  PORTION         CHARGE

                                      REGATTA GOLD (U.S.) - TYPE 4 BANKING FIRMS

ADD ON BUSINESS - 01/01/93 - 04/30.94

Type 4 - Banking Firms - Dealer                  6.26%           --                     0.02%
 Option - A
Type 4 - Banking Firms - Dealer                  7.34%                                  0.02%
 Option - A

**SEE NOTES ON PAGE 2 OF EXHIBIT F

EXHIBIT F

SUN LIFE INSURANCE PRODUCTS
   1998 STANDARD SALES COMPENSATION SUMMARY FOR THE COMPASS & HORIZON PRODUCTS
                             AS OF DECEMBER 30, 1997

                                                                MFS DISTRIBUTOR ALLOWANCE
                                                 SALES                                               EXPENSE
                                               FIXED (F)       DEALER       DISTRIBUTOR WHOLESALER   ALLOWANCE  TOTAL MFS
                                             VARIABLE (V)      COMM.        ALLOWANCE     BONUS       PROGRAM   ALLOWANCE
COMPASS PRODUCTS

Compass I (US)                          (3)       F & V         4.00%          1.11%       0.05%       0.15%      1.31%
Compass II (US)                         (3)       F & V         4.00%          1.11%       0.05%       0.15%      1.31%
Compass III (US) - Dealer Option #1               F & V         4.50%          1.11%       0.05%       0.15%      1.31%
Compass III (US) - Dealer Option #2               F & V         5.00%          1.11%       0.05%       0.15%      1.31%
Compass I (NY)                          (3)       F & V         4.00%          1.11%       0.05%       0.15%      1.31%
Compass II (NY)                         (3)       F & V         5.00%          1.11%       0.05%       0.15%      1.31%
Compass III (NY)                                  F & V         5.00%          1.11%       0.05%       0.15%      1.31%
Compass Group (US) Contributions to     (3)       F & V         4.00%          1.11%       0.05%         --       1.16%
 $3M)
Compass Group (US) (Contributions       (3)       F & V         3.00%          1.11%       0.05%         --       1.16%
 over $3M)

HORIZON PRODUCTS

HORIZON I (US)                          (3)       F & V         4.00%          1.11%         --        0.15%      1.26%
Horizon Plus (US)                       (3)       F & V         4.00%          1.11%         --        0.15%      1.26%
Horizon V (US)                          (3)       F & V         4.00%          1.11%         --        0.15%      1.26%
          HORIZON PLUS (NY)             (3)       F & V         4.00%          1.11%       0.05%       0.15%      1.31%

REGATTA Q (401K ANNUITY)
(DISTRIBUTED BY SUN LIFE):

Contributions to the MFS Series Trust   (2)         F           3.00%          0.00%       0.00%         --       0.00%
Contributions to the MFS Series Trust   (2)         V           3.00%          0.00%       0.00%         --       0.00%

                                                            TRAIL COMMISSION (1)
                                             TOTAL                                  1035 ADVANCED
                                            SUN LIFE         MFS     SUN LIFE        COMMISSION
                                             PAYOUT        PORTION   PORTION           CHARGE
COMPASS PRODUCTS

Compass I (US)                               5.31%           0.05%     0.15%
Compass II (US)                              5.31%           0.05%     0.15%
Compass III (US) - Dealer Option #1          5.81%           0.05%     0.15%
Compass III (US) - Dealer Option #2          6.31%             --
Compass I (NY)                               5.31%             --
Compass II (NY)                              6.31%             --
Compass III (NY)                             6.31%             --
Compass Group (US) Contributions to          5.16%             --
 $3M)
Compass Group (US) (Contributions            4.16%             --
 over $3M)

HORIZON PRODUCTS

HORIZON I (US)                               5.26%             --
Horizon Plus (US)                            5.26%             --
Horizon V (US)                               5.26%             --
          HORIZON PLUS (NY)                  5.31%             --

REGATTA Q (401K ANNUITY)
(DISTRIBUTED BY SUN LIFE):

Contributions to the MFS Series Trust   (2)  3.00%             --      0.20%
Contributions to the MFS Series Trust   (2)  3.00%             --      0.20%

NOTES:
    1. Compass I, II trails begin after 63 months, all other product trails begin after 15 months.
    2. Effective 1/1/95, MFS will no longer earn a distributor commission on Sun Life Career Agent sales.
    3. Product no longer available for sale.  Renewal business only.

EXHIBIT F

SUN LIFE INSURANCE PRODUCTS
        1998 STANDARD SALES COMPENSATION SUMMARY FOR THE REGATTA PRODUCTS
                             AS OF DECEMBER 30, 1997

                                                                                 MFS DISTRIBUTOR ALLOWANCE

                                         SALES                                 ADD'L         YIELD
                                       FIXED (F)     DEALER      DISTRIBUTOR SUN LIFE DCA  ENHANCEMENT  WHOLESALER  TOTAL MFS
                                     VARIABLE (V)    COMM.       ALLOWANCE   ALLOWANCE       ALLOWANCE     BONUS    ALLOWANCE

                                              REGATTA CLASSIC (U.S.)
Type 1 & 2 - B/D & IID Firms                F        1.00%          0.20%                                 0.00%      0.20%
Type 1 & 2 - B/D & IID Firms                V        1.00%          0.20%                                 0.00%      0.20%
Type 4 - Banking Firms                      F        1.00%          0.20%                                 0.00%      0.20%
Type 4 - Banking Firms                      V        1.00%          0.20%                                 0.00%      0.20%

    1 YEAR DCA OPTION (7.0% YIELD)
Type 1 & 2 - B/D & IID Firms                F        1.00%          0.20%                                 0.00%      0.20%
Type 4 - Banking Firms                      F        1.00%          0.20%                                 0.00%      0.20%

                                                   REGATTA (NY)
Type 1 & 2 - B/D & IID Firms                F        5.25%          1.06%                                 0.05%      1.11%
Type 1 & 2 - B/D & IID Firms                V        5.25%          1.06%                                 0.05%      1.11%
Type 4 - Banking Firms                               5.50%          0.81%                                 0.05%      0.86%
        TYPE 4 - BANKING FIRMS                       5.50%          0.81%                                 0.05%      0.86%

                                                 REGATTA GOLD (NY)
Type 1 & 2 - B/D & IID Firms                F        5.00%          0.95%                                 0.05%      1.00%
Type 1 & 2 - B/D & IID Firms                V        6.00%          1.05%                                 0.05%      1.10%
Type 4 - Banking Firms                      F        5.50%          0.45%                                 0.05%      0.50%
Type 4 - Banking Firms                      V        6.25%          0.80%                                 0.05%      0.85%

    1 YEAR DCA OPTION (7.0% YIELD)
Type 1 & 2 - B/D & IID Firms                F        6.00%         -0.03%       0.60%        -0.60%       0.05%      0.02%
Type 4 - Banking Firms                      F        6.25%         -0.28%       0.60%        -0.60%       0.05%     -0.23%

                                                               TRAIL
                                                           COMMISSION (1)
                                              TOTAL                             1035 ADVANCED
                                             SUN LIFE        MFS    SUN LIFE      COMMISSION
                                             PAYOUT        PORTION  PORTION         CHARGE

                                              REGATTA CLASSIC (U.S.)
Type 1 & 2 - B/D & IID Firms                  1.20%           --     1.00%
Type 1 & 2 - B/D & IID Firms                  1.20%         0.20%    0.80%
Type 4 - Banking Firms                        1.20%           --     1.00%
Type 4 - Banking Firms                        1.20%         0.20%    0.80%

    1 YEAR DCA OPTION (7.0% YIELD)
Type 1 & 2 - B/D & IID Firms                  1.20%           --     1.00%
Type 4 - Banking Firms                        1.20%           --     1.00%

                                                   REGATTA (NY)
Type 1 & 2 - B/D & IID Firms                  6.36%           --
Type 1 & 2 - B/D & IID Firms                  6.36%
Type 4 - Banking Firms                        6.36%           --

        TYPE 4 - BANKING FIRMS                6.36%           --

                                                 REGATTA GOLD (NY)
Type 1 & 2 - B/D & IID Firms                  6.00%           --
Type 1 & 2 - B/D & IID Firms                  7.10%
Type 4 - Banking Firms                        6.00%           --
Type 4 - Banking Firms                        7.10%           --

    1 YEAR DCA OPTION (7.0% YIELD)
Type 1 & 2 - B/D & IID Firms                  6.02%           --
Type 4 - Banking Firms                        6.02%           --

NOTES:
1. Trails begin after 15 months.
2. New Effective 9/9/96.